UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2020

dMY TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39232	84-3626708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYT.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYT	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On December 14, 2020, in connection with its pending business combination (the “Business Combination”) with Rush Street Interactive, LP (“RSI”), dMY Technology Group, Inc. (“dMY” or the “Company”) filed a definitive proxy statement with the United States Securities and Exchange Commission (the “SEC”) which discloses December 29, 2020 as the date for the special meeting of its stockholders to approve, among other matters, the Business Combination. The definitive proxy statement contains additional disclosure in Note 1 to RSI’s consolidated financial statements on page F-39 of the definitive proxy statement about an under accrual by RSI of related party royalty expense in costs of revenue, and a related overstatement of amounts due from affiliated land-based casinos, during the three months ended and as of September 30, 2020, which was identified by RSI subsequent to the filing of dMY’s most recently filed preliminary proxy statement relating to the Business Combination on December 4, 2020. Specifically, RSI has determined that the related party royalty expense included in costs of revenue was understated, and the related amounts due from affiliated land-based casinos was overstated, by approximately $9.0 million for RSI’s quarter ended September 30, 2020. Subsequent to the identification of the under accrual, RSI retrospectively amended its agreements with an affiliated land-based casino on December 10, 2020, pursuant to which the casino agreed to reduce the royalty expense by $3.0 million per month for July, August and September of 2020. RSI has informed dMY that, as a result, this under accrual had no impact on RSI’s financial statements as of and for the nine-month period ended September 30, 2020 and will have no impact on RSI’s previously announced projected future revenue or adjusted EBITDA. RSI has further informed dMY that this amendment was, by its terms, one time in nature, and similar amendments will not occur in the future. Absent such amendment, RSI’s cost of revenue would have been increased by $9.0 million and the amount due from affiliated land-based casinos would have been lower by $9.0 million for the three months ended and as of September 30, 2020.

In addition, RSI has informed dMY that RSI’s projected 2020 annual revenue is trending towards the upper end of its previously disclosed range of $265 million to $275 million, assuming professional and college sports calendared events occur as currently planned.

Separately, on December 11, 2020, RSI issued a press release announcing the launch of its online casino in West Virginia at

BetRivers.com. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company has filed a definitive proxy statement with the SEC. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement filed in connection with the Business Combination, as it contains important information about RSI, the Company and the Business Combination. The definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of the Company as of November 30, 2020. Stockholders of the Company can also obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: dMY Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Niccolo de Masi.

Participants in the Solicitation

The Company, RSI and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is set forth in the definitive proxy statement for the Business Combination which is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to dMY Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Niccolo de Masi.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and RSI’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and RSI’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and RSI’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, (2) the outcome of any legal proceedings that may be instituted against the Company and RSI following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of the Company, certain regulatory approvals or satisfy other conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could cause the Business Combination to fail to close; (5) the impact of COVID-19 on RSI’s business and/or the ability of the parties to complete the Business Combination; (6) the inability to obtain or maintain the listing of the shares of common stock and warrants of the post-acquisition company on the New York Stock Exchange following the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that RSI or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by RSI, dated December 11, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC.

	By:	/s/ Niccolo de Masi
Name: Niccolo de Masi
Title: Chief Executive Officer
Dated: December 14, 2020